                                   SECOND AMENDMENT

                    AMENDMENT dated as of August 26, 1994 (this "Second Amendment"), to the Senior Secured Note Purchase Agreement, dated as of March 27, 1992, as previously amended (the "Note Purchase Agreement"), among Chicago and North Western Railway Company (formerly Chicago and North Western Transportation Company) (the "Issuer"), Chicago and North Western Transportation Company (formerly Chicago and North Western Holdings Corp.) ("Holdings"; together with the Issuer, the "Companies") and the Purchasers named therein.


                                 W I T N E S S E T H:


                    WHEREAS, the Companies have requested that the Purchasers and the Lenders amend the Note Purchase Agreement and the Credit Agreement in the manner hereinafter set forth;

                    WHEREAS, the undersigned Purchasers are willing to accede to the request of the Companies, upon the terms and subject to the conditions set forth herein;

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree to as follows:

                    SECTION I.  Defined Terms.

                    Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein are so used as so defined.

                    SECTION II.  Amendments.

                    The Note Purchase Agreement is hereby amended as follows:

                    1. Mandatory Prepayment. (a) Section 7.02 of the Note Purchase Agreement is hereby amended by deleting paragraph
          (b) in its entirety.

                    (b) Section 7.02(c) of the Note Purchase Agreement is hereby amended by deleting the reference to Section 7.02(b) appearing in clause (i) thereof and by deleting the phrase "or, in the case of a prepayment in respect of Excess Cash Flow, set forth a reasonably detailed calculation of the amount of Excess Cash Flow and the amounts to be offered to the Purchasers in accordance with Section 7.02(b)" appearing in clause (ii) thereof.

                    (c) Section 7.02(d) of the Note Purchase Agreement is hereby amended by deleting the phrase "or Excess Cash Flow" appearing in the second sentence thereof.

                    2. Defined Terms. Section 11.01 of the Note Purchase Agreement is hereby amended by deleting in their entirety the definitions of the terms "Designated Capital Expenditure", "Designated Dividends", "Designated Payment" and "Excess Cash Flow".

                    SECTION III.  Effectiveness.

                    The Second Amendment shall become effective on and as of the date that (i) the Required Creditors (as defined in the Intercreditor Agreement) shall have evidenced their consent to the terms hereof by executing this Second Amendment and the Amendment to the Credit Agreement, substantially in the form of Exhibit A hereto (the "Credit Agreement Amendment"); (ii) the Credit Agreement Amendment becomes effective; (iii) each Purchaser that has delivered an executed counterpart hereof to the Collateral Agent (or its counsel) at or prior to the date of effectiveness of this Second Amendment shall have received payment of a fee equal to 0.07% of the sum of the outstanding principal amount of such Purchaser's Notes (calculated as of the date of effectiveness of this Second Amendment); (iv) Cravath, Swaine & Moore, special counsel for the Purchasers, shall have received payment of their fees and disbursements incurred in connection with the preparation, execution and delivery of this Second Amendment and the amendment to the Credit Agreement contemplated hereby (to the extent that notice of the amount of such fees and disbursements is given to the Issuer prior to the date of effectiveness of this Second Amendment); (v) Cravath, Swaine & Moore shall have received (a) a certificate, dated the date of effectiveness of this Second Amendment and signed by a Financial Officer of Holdings and the Issuer, confirming the representations made in Section V of this Second Amendment and
          (b) the favorable written opinion of James P. Daley, Esq., general counsel for Holdings and the Issuer, dated the date of effectiveness of this Second Amendment, addressed to the Purchasers, and substantially in the form attached hereto as Exhibit B. Each of Holdings and the Issuer hereby directs its general counsel to deliver the opinion referred to in clause (b) above, it being understood that the Purchasers will and may rely thereon.

                    SECTION IV.  Consent.

                    The Purchasers hereby consent to and approve the Credit Agreement Amendment substantially in the form of Exhibit A hereto.

                    SECTION V.  Representations and Warranties.

                    After giving effect to the amendments contained herein, each Company hereby confirms, reaffirms and restates the representations and warranties of such Company set forth in
          Article II of the Note Purchase Agreement, except to the extent such representations and warranties expressly relate to an earlier date and except that it is understood that Chicago and North Western Railway Company is the surviving corporation of mergers of CNW, Chicago and North Western Transportation Company and Acquisition Corp. and Chicago and North Western Transportation Company is the successor to Holdings.

                    SECTION VI.  Miscellaneous.

                    1. Limited Effect. Except as expressly amended or modified by this Second Amendment, all of the provisions and covenants of the Note Purchase Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof.

                    2. Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute on end the same instrument.

                    3. Governing Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                    IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and first year written.


                                        CHICAGO AND NORTH WESTERN
                                        RAILWAY COMPANY,

                                          by
                                            /s/ John E. Voldseth
                                            Name:  John E. Voldseth
                                            Title: Vice President


                                        CHICAGO AND NORTH WESTERN
                                        TRANSPORTATION COMPANY,

                                          by
                                            /s/ John E. Voldseth
                                            Name:  John E. Voldseth
                                            Title: Vice President

                                        JACKSON NATIONAL LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ John A. Knutson
                                            Name:  John A. Knutson
                                            Title: Chief Operating Officer


                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY,

                                          by CIGNA INVESTMENTS, INC.,

                                          by
                                            /s/ Stephen A. Osborn
                                            Name:  Stephen A. Osborn
                                            Title: Managing Director


                                        KEMPER INVESTORS LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ H. E. Guenther
                                            Name:  H. E. Guenther
                                            Title: Authorized Signatory


                                          by
                                            /s/ F. Collecchia
                                            Name:  F. Collecchia
                                            Title: Authorized Signatory


                                        FEDERAL KEMPER LIFE ASSURANCE
                                        COMPANY

                                          by
                                            /s/ H. E. Guenther
                                            Name:  H. E. Guenther
                                            Title: Authorized Signatory


                                          by
                                            /s/ F. Collecchia
                                            Name:  F. Collecchia
                                            Title: Authorized Signatory

                                        AMERICAN MANUFACTURERS MUTUAL
                                        INSURANCE COMPANY,

                                          by
                                            /s/ H. E. Guenther
                                            Name:  H. E. Guenther
                                            Title: Authorized Signatory


                                          by
                                            /s/ F. Collecchia
                                            Name:  F. Collecchia
                                            Title: Authorized Signatory


                                        TEACHERS INSURANCE AND
                                        ANNUNITY ASSOCIATION OF
                                        AMERICA,

                                          by
                                            /s/ William Stuart Shepetin
                                            Name:  William Stuart Shepetin
                                            Title: Director-Private
                                                   Placements


                                        IDS LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Lorraine R. Hart
                                            Name:  Lorraine R. Hart
                                            Title: Vice President,
                                                   Investments


                                        AMEX LIFE ASSURANCE COMPANY,

                                          by
                                            /s/ David M. Kuplic
                                            Name:  David M. Kuplic
                                            Title: Vice President-
                                                   Investments


                                        AMERICAN CENTURION LIFE AND
                                        ACCIDENT ASSURANCE COMPANY,

                                          by
                                            /s/ David M. Kuplic
                                            Name:  David M. Kuplic
                                            Title: Vice President-
                                                   Investments

                                        IDS LIFE INSURANCE COMPANY OF
                                        NEW YORK,

                                          by
                                            /s/ Lorraine R. Hart
                                            Name:  Lorraine R. Hart
                                            Title: Investment Officer


                                        AMERICAN ENTERPRISE LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ Lorraine R. Hart
                                            Name:  Lorraine R. Hart
                                            Title: Vice President,
                                                   Investments


                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ A. Kipp Koester
                                            Name:  A. Kipp Koester
                                            Title: Vice President


                                        MERRILL LYNCH LIFE INSURANCE
                                        COMPANY,

                                          by
                                            /s/ David M. Dunford
                                            Name:  David M. Dunford
                                            Title: Senior Vice President


                                        BANKERS UNITED LIFE ASSURANCE
                                        COMPANY, as the successor to,

                                        GENERAL SERVICE LIFE INSURANCE
                                        COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: Vice President and
                                                   Assistant Secretary

                                        FIRST AUSA LIFE INSURANCE
                                        COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: Vice President and
                                                   Assistant Secretary


                                        PFL LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: Vice President and
                                                   Assistant Secretary


                                        MONUMENTAL LIFE INSURANCE
                                        COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: Vice President and
                                                   Assistant Secretary


                                        INTERNATIONAL LIFE INVESTORS
                                        INSURANCE COMPANY,

                                          by
                                            /s/ Gregory W. Theobald
                                            Name:  Gregory W. Theobald
                                            Title: Vice President and
                                                   Assistant Secretary


                                        THE TRAVELERS INSURANCE
                                        COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer

                                        THE TRAVELERS INDEMNITY
                                        COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer


                                        THE TRAVELERS LIFE AND ANNUITY
                                        COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer


                                        THE VARIABLE ANNUITY LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        EQUITABLE LIFE INSURANCE
                                        COMPANY,

                                          by
                                            /s/ Sheryl Rothman
                                            Name:  Sheryl Rothman
                                            Title: Investment Officer


                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES,

                                          by
                                            /s/ Sheryl Rothman
                                            Name:  Sheryl Rothman
                                            Title: Investment Officer

                                        NEW ENGLAND MUTUAL LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.),

                                          by
                                            /s/ L. Brock Thomson
                                            Name:  L. Brock Thomson
                                            Title: Treasurer


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA,

                                          by
                                            /s/ John N. Whelihan
                                            Name:  John N. Whelihan
                                            Title: Assistant Vice President
                                                   -for President


                                          by
                                            /s/ Jeffrey J. Skerry
                                            Name:  Jeffrey J. Skerry
                                                   Assistant Counsel
                                                   -for Secretary


                                        AMERICAN INTERNATIONAL LIFE
                                        ASSURANCE COMPANY OF NEW YORK,

                                          by
                                            /s/ Jerome T. Muldowney
                                            Name:  Jerome T. Muldowney
                                            Title: Senior Vice President


                                        AIG LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Jerome T. Muldowney
                                            Name:  Jerome T. Muldowney
                                            Title: Senior Vice President

                                        UNITED PACIFIC LIFE INSURANCE
                                        COMPANY,

                                          by

                                            Name:
                                            Title:


                                        LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA,

                                          by CIGNA INVESTMENTS, INC.,

                                          by
                                            /s/ Stephen A. Osborn
                                            Name:  Stephen A. Osborn
                                            Title: Managing Director


                                        NORTHWESTERN NATIONAL LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        THE NORTH ATLANTIC LIFE
                                        INSURANCE COMPANY OF AMERICA,

                                          by

                                            Name:
                                            Title:


                                        FARM BUREAU LIFE INSURANCE
                                        COMPANY,

                                          by
                                            /s/ Richard D. Warming
                                            Name:  Richard D. Warming
                                            Title: Vice President-
                                                   Chief Investment Officer

                                        FBL INSURANCE COMPANY

                                          by
                                            /s/ Richard D. Warming
                                            Name:  Richard D. Warming
                                            Title: Vice President-
                                                   Chief Investment Officer


                                        CENTRAL LIFE ASSURANCE COMPANY,

                                          by
                                            /s/ Robert B. Lindstrom
                                            Name:  Robert B. Lindstrom
                                            Title: Vice President


                                        GENERAL AMERICAN LIFE
                                        INSURANCE COMPANY,

                                          by

                                            Name:
                                            Title:


                                        WASHINGTON NATIONAL INSURANCE
                                        COMPANY,

                                          by
                                            /s/ C. Bruce Dunn
                                            Name:  C. Bruce Dunn
                                            Title: Director of Investments


                                        UNITED PRESIDENTIAL LIFE
                                        INSURANCE COMPANY,

                                          by
                                            /s/ Dennis A. Taylor
                                            Name:  Dennis A. Taylor
                                            Title: Senior Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer

                                        AMERICAN LIFE & CASUALTY
                                        INSURANCE COMPANY,

                                          by
                                            /s/ John F. Williamson
                                            Name:  John F. Williamson
                                            Title: Vice President


                                          by
                                            /s/ David C. Gobberdiel
                                            Name:  David C. Gobberdiel
                                            Title: Vice President


                                        ELITE AND COMPANY,

                                          by

                                            Name:
                                            Title:


                                        ST. LOUIS REINSURANCE CO.,

                                          by

                                            Name:
                                            Title:


                                                                  EXHIBIT A





          Amendment dated as of August 26, 1994 to the Credit Agreement dated as of March 27, 1992, as previously amended, among Chicago and North Western Railway Company (formerly Chicago and North Western Transportation Company), Chicago and North Western Transportation Company (formerly Chicago and North Western Holdings Corp.), the Lenders named therein, Bank of Montreal, as Issuing Bank, the Co-Agents party thereto and Chemical Bank, as Agent.









                                                                  EXHIBIT B







          August 26, 1994




          TO: Each of the purchasers (the "Purchasers") parties to the Second Amendment dated as of August 26, 1994 (the "Amendment") to the Senior Secured Note Purchase Agreement dated as of March 27, 1992 (the "Note Purchase Agreement"), among Chicago and North Western Transportation Company (formerly Chicago and North Western Holdings Corp.), as Guarantor, Chicago and North Western Railway Company (formerly Chicago and North Western Transportation Company), as Issuer, and each Purchaser named therein.


          Ladies and Gentlemen:

                    This opinion is furnished to you pursuant to
          Section III(v)(b) of the Amendment. Unless otherwise defined herein, terms defined in the Amendment and the Credit Agreement are used herein as therein defined.

                    I am General Counsel of Chicago and North Western Railway Company (as successor to Chicago and North Western Transportation Company), a Delaware corporation (the "Issuer"). Each of the corporations listed on Schedule I hereto (collectively referred to together with the Issuer as the "Corporations") are wholly-owned direct or indirect subsidiaries of Chicago and North Western Transportation Company (as successor to Chicago and North Western Holdings Corp.), a Delaware corporation (the "Guarantor"). As General Counsel of the Issuer, I or attorneys on my staff or on the legal staffs of the Corporations and the Issuer are familiar with the organization and operations of the Corporations and their legal affairs are encompassed by my duties as General Counsel for the Issuer.

                    I or attorneys on my staff have reviewed original executed copies of, or facsimile transmissions or photocopies of execution copies of the Amendment, the Note Purchase Agreement
          (and any Note or Notes for each Purchaser executed by the Issuer), the Pledge Agreement, the Security Agreement, the
          Guarantee Agreement, the Mortgages, the Credit Agreement (and the Credit Agreement Notes executed by the Issuer), and the Intercreditor Agreement (the above documents are hereinafter collectively referred to as the "Documents"). In addition, in connection with this opinion, I or attorneys on my staff have examined the originals or copies, certified or otherwise identified to my satisfaction, of such corporate records, agreements, documents and other instruments (including memoranda prepared by outside counsel) and such certificates or comparable documents of public officials and of officers and representatives


          of the Corporations and have made such other and further investigations, as I or other attorneys on my staff have deemed relevant and necessary as a basis for the opinions hereinafter set forth. For purposes of this opinion, I or attorneys on my staff have assumed, with your permission, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me or them as originals, the conformity to originals of all facsimile transmissions or photocopies of (i) such records, instruments, certificates and other documents and (ii) executed or execution copies of such agreements, and that the parties to the Documents other than the Corporations have the corporate power and authority to enter into and perform each of the Documents and that each of the Documents has been duly authorized, executed and delivered by each such other party.

                    As to questions of fact relevant to this opinion, I have relied upon certificates of officers and representatives of the Corporations or public officials.

                    Based upon and subject to the foregoing, and subject to the qualifications and exceptions set forth herein, I am of the opinion that:

                    1. Each of the Corporations and the Guarantor has the requisite corporate power and authority, and all material licenses, permits, franchises, consents and approvals, to own its property and assets and to carry on its business as now conducted except in any case where the failure to hold or be in compliance with any of the foregoing would not individually or in the aggregate have a material adverse effect on the Corporations or the Guarantor. Each of the Issuer and the Guarantor also has the requisite corporate power and authority to execute, deliver and perform the Amendment.

                    2. The execution, delivery and performance by the Issuer and the Guarantor of the Amendment will not:

                         (i) violate any provision of the articles of incorporation or by-laws of the Issuer or the Guarantor or violate (x) any provision of law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality of (1) the State of Illinois or the General Corporation Law of the State of Delaware or of the United States of America or (2) to the best of my knowledge and the knowledge of attorneys on my staff, any other jurisdiction of the United States, or
               (y) any indenture, certificate of designation for preferred stock, agreement or other instrument known to us after due inquiry to which any of the Corporations is a party or by which any of them or any of their property is bound,

                         (ii) be in conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or

                         (iii) result in the creation or imposition of (or the obligation to create or impose) any material Lien upon


               any of the property or assets of any of the Corporations under any such indenture, agreement or other instrument.

                    3. The Amendment has been duly executed and delivered by each of the Issuer and the Guarantor. The Note Purchase Agreement, as amended by the Amendment, and the other Documents continue to constitute valid and legally binding obligations of each of the Corporations that is a party thereto, enforceable against each such Corporation in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

                    4. To the best of my knowledge and the knowledge of attorneys on my staff, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, the ICC or any other Governmental Authority in the states in which the Corporations conduct business, is required to be obtained or made by any Corporation to authorize, or is required in connection with the execution, delivery and performance of, the Amendment (except such as have been obtained or made and are in full force and effect).

                    The attorneys on my staff and I are admitted to practice in the State of Illinois and this opinion accordingly is limited to the laws thereof, the General Corporation Law of the State of Delaware and the laws of the United States. However, I also advise you that nothing has come to our attention with respect to the laws of other applicable jurisdictions that is inconsistent with the conclusions expressed herein. I recognize that the Amendment is governed by the laws of the State of New York and that neither I nor any of the attorneys on my staff are admitted to practice in the State of New York. In giving the opinion expressed in paragraph 3, I have assumed that the laws of the State of New York are in all relevant respects consistent with the laws of the State of Illinois. Finally, I advise you that we customarily review, either ourselves or with assistance of local counsel, questions that arise from time to time relating to the application to the business of the Corporations of the laws of the jurisdictions in which the Corporations have material operations.


                                        Very truly yours,



                                        James P. Daley
                                        Senior Vice President
                                        General Counsel and Secretary


                                                                 SCHEDULE I






                                   The Corporations


          Chicago and North Western Railway Company
          Midwestern Railroad Properties, Incorporated
          North Western Leasing Company
          Signage, Inc.
          Wisconsin Town Lot Company
          CNW Realco, Inc.